UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2019

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

525 French Road

Utica, New York 13502

(Address of principal executive offices, including zip code)

(315) 797-8375

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Principal Officers; Election of Directors; Appointment of Principal Officers

On September 22, 2019, on the recommendation of the Company’s Corporate Governance and Nominating Committee, pursuant to Section 2.2 of the Amended and Restated By-Laws of the Company (as adopted as of April 29, 2011), the Board of Directors appointed Barbara Schwarzentraub and LaVerne Council to be on the CONMED Corporation Board of Directors. As noted in the press release, the appointment of Ms. Shwarzentraub was effective as of September 22, 2019, with the appointment of Ms. Council being effective as of December 1, 2019. A copy of the press release issued on September 23, 2019 describing the backgrounds and qualifications of Ms. Council and Ms. Schwarzentraub is attached to this Form 8-K as Exhibit 99.1. Ms. Schwarzentraub was appointed to the Audit Committee, and Ms. Council will serve on the Compensation Committee.

There are no understandings or arrangements between Ms. Schwarzentraub and Ms. Counsel or any third parties pursuant to which either new director was selected or nominated, and there are no related-party transactions which would be required to be disclosed under Item 404(a) of Reg S-K with respect to either new director.

As non-employee directors, Ms. Council and Ms. Schwarzentraub will participate in the Director Fee Plan, as further described in the Annual Proxy dated April 12, 2019. In addition, the Board of Directors awarded both Ms. Schwarzentraub and Ms. Council Restricted Stock Units (“RSUs”), as well Stock Options with an exercise price equal to the closing price of CONMED stock on the date of each award, with the value of each award pro-rated based on the portion of the term each newly appointed director will serve. Ms. Schwarzentraub’s award of $120,000 in value in the form of 895 RSUs and 1,515 Stock Options as of September 23, 2019 is subject to 100% vesting as of September 23, 2020, subject to the completion of service as a director through CONMED’s next Annual Shareholders Meeting. Ms. Council’s award as of December 2, 2019 will consist of $90,000 in value of RSUs and Stock Options, which will be determined based on the closing price of CONMED stock as of December 2, 2019, and will be subject to 100% vesting as of December 2, 2020, subject to the completion of service as a director through CONMED’s next Annual Shareholders Meeting.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are included herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Registrant on September 23, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	Daniel S. Jonas
Executive Vice President – Legal Affairs,
General Counsel & Secretary

Date:   September 24, 2019

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release, dated September 23, 2019, issued by CONMED Corporation